UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  OCTOBER 14, 2004
                                                        ------------------------

                               ENZO BIOCHEM, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)

                         001-09974                       13-2866202
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                 (Commission File Number)      (IRS Employer Identification No.)

                  60 EXECUTIVE BOULEVARD
                   FARMINGDALE, NEW YORK                    11735
         (Address of Principal Executive Offices)        (Zip Code)
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                                 (631-755-5500)
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.       RESULTS OF OPERATONS AND FINANCIAL CONDITION.

On October 14, 2004, the Registrant issued a press release announcing its operating results for the quarter and fiscal year ended July 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The information in this Current Report and the exhibit attached hereto are being "furnished" hereunder and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall they be deemed incorporated by reference into any filings made by the Registrant with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filings.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ENZO BIOCHEM, INC.


Date:  October 14, 2004              By:   /s/ Barry Weiner
                                           --------------------------------
                                           Barry Weiner
                                           President and Chief Financial Officer


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                                  EXHIBIT INDEX



Exhibit No.         Description
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99.1                Press Release of Enzo Biochem, Inc., dated October 14, 2004.